Registration No. 33-17604
                                                                   Rule 497(e)

                             THE TREASURER'S FUND

          19 Old Kings Highway South, Darien, Connecticut 06820-4526


                  Supplement to Prospectus Dated March 1, 1995

     Due to the high quality of the U.S. Treasury obligations contained in the portfolio of the U.S. Treasury Money Market Portfolio and the lack of shareholder interest in maintaining the rating, the Advisor has decided to withdraw the ratings by Standard & Poor's Corporation and Moody's Investors Service of the shares of this Portfolio and eliminate this Fund expense.


                                                               October 12, 1995

PROSPECTUS                                                    March 1, 1995

                              The Treasurer's Fund

           19 Old Kings Highway South, Darien, Connecticut 06820-4526

                              For information call

                          1-800-TSR-FUND/1-800-877-3863

-------------------------------------------------------------------------------


         The Treasurer's Fund is composed of six portfolios designed to meet the short and intermediate term investment needs of corporate and institutional cash managers. There are no sales loads or exchange or redemption fees associated with the Fund.

         U.S. Treasury Money Market Portfolio--seeks to maximize current income and maintain liquidity and a stable net asset value of $1 per share by investing in short term U.S. Treasury obligations. This Portfolio may also invest in repurchase agreements and reverse repurchase agreements which are collateralized by U.S. Treasury obligations. The shares of this Portfolio are rated "AAAm" by Standard & Poor's Corporation and "Aaa" by Moody's Investors Service.

         Domestic Prime Money Market Portfolio--seeks to maximize current income and maintain liquidity and a stable net asset value of $1 per share by investing in prime quality, domestic money market instruments.

         Global Money Market Portfolio--seeks to maximize current income and maintain liquidity and a stable net asset value of $1 per share by investing in prime quality money market instruments of both domestic and foreign issuers.

         Tax Exempt Money Market Portfolio--seeks to maximize current tax exempt income and maintain liquidity and a stable net asset value of $1 per share by investing in high quality money market instruments which are exempt from federal income tax.

         Limited Term Portfolio--seeks to maximize current income consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of two years. Designed for investors who seek yields greater than available from a portfolio of exclusively money market obligations. The net asset value per share will fluctuate.

         Tax Exempt Limited Term Portfolio--seeks to maximize current income exempt from federal income tax consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of three years. Designed for investors who seek tax exempt yields greater than available from a portfolio of exclusively tax exempt money market obligations. The net asset value per share will fluctuate.


329543.1

         This Prospectus sets forth concisely the information about each Portfolio that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about each Portfolio, including additional information concerning risk factors relating to an investment in each Portfolio, has been filed with the Securities and Exchange Commission in a Statement of Additional Information for the Fund, dated or supplemented the date of this Prospectus and as supplemented from time to time. This information is incorporated by reference and is available without charge upon request from GOC Fund Distributors, Inc., 19 Old Kings Highway South, Darien, Connecticut 06820-4526, Attention: The Treasurer's Fund 1-800-TSR-FUND/1-800-877-3863.

         An investment in the Money Market Portfolios is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolios' objectives will be achieved or that the Money Market Portfolios' stable net asset value of $1 per share can be maintained.

------------------------------------------------------------------------------


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
          PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

------------------------------------------------------------------------------


329543.1

                                                 TABLE OF CONTENTS


         SUMMARY..................................................  1

         Table of Fees and Expenses...............................  5

         Financial Highlights.....................................  5

         U.S. TREASURY MONEY MARKET PORTFOLIO.....................  7

         DOMESTIC PRIME MONEY MARKET PORTFOLIO....................  9

         GLOBAL MONEY MARKET PORTFOLIO............................ 12

         TAX EXEMPT MONEY MARKET PORTFOLIO........................ 15

         LIMITED TERM PORTFOLIO................................... 19

         TAX EXEMPT LIMITED TERM PORTFOLIO........................ 21

         ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS....... 24

         INVESTMENT RESTRICTIONS.................................. 34

         MANAGEMENT OF THE FUND................................... 36

         PURCHASE OF SHARES....................................... 40

         REDEMPTION OF SHARES..................................... 42

         EXCHANGE OF SHARES....................................... 44

         DIVIDENDS AND DISTRIBUTIONS.............................. 45

         NET ASSET VALUE.......................................... 46

         YIELD AND TOTAL RETURN INFORMATION....................... 47

         DESCRIPTION OF COMMON STOCK.............................. 48

         DISTRIBUTION PLAN........................................ 49

         TAXES.................................................... 50

         CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT............. 55


329543.1


                                                   The Treasurer's Fund Portfolios

                                                               SUMMARY

                                        Maturity                           Representative*                 Quality Ratings**
           Objectives                   Restrictions                       Investments                     Moody's       S&P
         --------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Money Market Portfolio
         --------------------------------------------------------------------------------------------------------------------------
           Composed of U.S. Treasury    Maximum weighted                   U.S. Treasury obligations      --            --
           obligations only. Seeks to   average maturity:        90 days
           maintain a stable $1 net     Maximum maturity of
           asset value per share.       individual securities:  397 days

Domestic Prime Money Market Portfolio
         --------------------------------------------------------------------------------------------------------------------------
           Composed of prime quality    Maximum weighted                   U.S. Government obligations    --            --
           U.S. dollar denominated      average maturity:        90 days   Commercial paper                P-1           A-1
           money market obligations of  Maximum maturity of                Negotiable CDs                 --            --
           domestic issuers only.       individual securities:  397 days   Bankers acceptances            --            --
           Seeks to maintain a stable                                      Short term corporate obligationsAa or Aaa     Aa or Aaa
           $1 net asset value per share.

Global Money Market Portfolio
         --------------------------------------------------------------------------------------------------------------------------
           Composed of prime quality    Maximum weighted                   U.S. Government obligations    --            --
           U.S. dollar denominated      average maturity:        90 days   Commercial paper                P-1           A-1
           money market obligations of  Maximum maturity of                Negotiable CDs                 --            --
           domestic and foreign         individual securities:  397 days   Bankers acceptances            --            --
           issuers.  Seeks to maintain a                                   Eurodollar and Yankee CDs      --            --
           stable $1 net asset value per                                   Short term corporate and        Aa or Aaa     Aa or Aaa
           share.                                                          government obligations

Tax Exempt Money Market Portfolio
         --------------------------------------------------------------------------------------------------------------------------
           Composed of high quality     Maximum weighted                   Municipal notes                 MIG-1 or      SP-1 or
           municipal securities exempt  average maturity:        90 days                                   MIG-2         SP-2
           from federal income tax.     Maximum maturity of                Short term municipal bonds      Aa or Aaa     Aa or Aaa
           Seeks to maintain a stable   individual securities:  397 days   Tax exempt commercial paper     P-1 or P-2    A-1 or A-2
           $1 net asset value per share.                                   Variable and floating rate      VMIG-1 or     SP-1 or
                                                                           demand notes                    VMIG-2        SP-2

Limited Term Portfolio
         --------------------------------------------------------------------------------------------------------------------------
           Composed of prime quality    Maximum weighted                   U.S. Government obligations    --            --
           U.S. dollar denominated      average maturity:        2 years   Commercial paper                P-1           A-1
           securities. Seeks to obtain aMaximum maturity of                Corporate notes, bonds and      Aa or Aaa     Aa or Aaa
           current yield greater than   individual securities:   3 years   other obligations
           that obtainable from the                                        Asset-backed debt               Aa or Aaa     Aa or Aaa
           Money Market Portfolios by                                      Negotiable CDs                 --            --
           actively managing securities                                    Eurodollar and Yankee CDs      --            --
           in the short and intermediate                                   Hedging instruments            --            --
           maturity ranges. Net asset                                      Private placements             --            --
           value per share will
           fluctuate.

Tax Exempt Limited Term Portfolio
         --------------------------------------------------------------------------------------------------------------------------
           Composed of municipal        Maximum weighted                   Municipal notes                 MIG-1 or      SP-1 or
           securities exempt from       average maturity:        3 years                                   MIG-2         SP-2
           federal income tax. Seeks to Maximum maturity of                Intermediate term municipal     A, Aa or      A, Aa or
           obtain a current yield       individual securities:   5 years   bonds                           Aaa           Aaa
           greater than that obtainable                                    Tax exempt commercial paper     P-1 or P-2    A-1 or A-2
           from the Tax Exempt                                             Variable and floating rate      VMIG-1 or     SP-1 or
           Money Market Portfolio by                                       demand notes                    VMIG-2        SP-2
           actively managing securities                                    Hedging instruments            --             --
           in the short and intermediate                                   Private placements             --             --
           maturity ranges. Net asset
           value per share will
           fluctuate.
         --------------------------------------------------------------------------------------------------------------------------


            * In addition, each Portfolio may invest in repurchase agreements and reverse repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. Government Securities.


           ** Unrated securities may be purchased if they are determined by the Fund's Board of Directors to be of comparable quality to the permitted investments of the Portfolio. There is no assurance that the Portfolios will achieve their objectives or that the stable net asset value of $1 per share for the Money Market Portfolios can be maintained.



329543.1
                                                                -1-

                              The Treasurer's Fund

         The Treasurer's Fund, Inc. (the "Fund") is a no-load, diversified, open-end, management investment company, organized under Maryland law, that is composed of six portfolios designed to meet the distinctive cash management objectives of treasurers and financial officers of corporations and other institutions.

         The Fund offers a choice of four Money Market Portfolios -- three taxable and the other tax exempt -- which seek to maintain stable net asset values of $1 per share. There can be no assurance that the Money Market Portfolios will be able to maintain stable net asset values of $1 per share. The Fund also offers two Limited Term Portfolios -- one taxable and the other tax exempt. The net asset value per share of the Limited Term Portfolios will fluctuate.

         An investment in the Portfolios of the Fund entails certain risks, including, for certain Portfolios, risks associated with the purchase of when-issued securities, repurchase agreements, reverse repurchase agreements, puts and foreign securities, and with the lending of Portfolio securities, which are further described under "Additional Investment Information and Risk Factors" herein and "Risk Factors" in the Statement of Additional Information.


                                 Investment Requirements

Minimum Initial Investment                               $100,000 per Portfolio

Subsequent Investments                                   No minimum amount

Minimum Balance                                          $50,000 per Portfolio

         Investors may allocate their investment among the Portfolios at their discretion and may change their allocation at any time, subject only to the minimum initial investment required for each Portfolio. There are no fees for exchanges among Portfolios.

                                               Advisory Fee Expenses

         The Fund will pay Gabelli-O'Connor Fixed Income Mutual Funds Management Co., the Fund's investment advisor (the "Advisor"), a monthly advisory fee at the annual rate of .30% of the average daily net assets of the Money Market Portfolios and .45% of the average daily net assets of the Limited Term Portfolios. Each Portfolio will also be responsible for payment of its expenses, including administrator fees, custodian fees, transfer and dividend paying agent fees, legal fees, auditing fees, directors' fees, the expense of issuing reports to shareholders and other expenses of administering the Portfolio.


329543.1
                                                        -2-

         The Fund expects to achieve a significantly lower total expense ratio than funds designed for individual investors because it:

     o is designed specifically for corporate and institutional investors who normally maintain high average account balances;

     o    requires a $100,000 minimum investment per Portfolio;

     o imposes a $10,000 minimum on check writing privileges (available for the Money Market Portfolios only).

         Furthermore, there are no sales loads, exchange fees or redemption fees. All distribution and promotional expenses payable pursuant to the Portfolios' Rule 12b-1 Plans will be paid by the Advisor from its own resources which include the advisory fee. Each Portfolio has adopted a "defensive" Rule 12b-1 Plan in case any Fund payments or expenses are deemed to be indirect financing of distribution expenses. From time to time, Gabelli-O'Connor Fixed Income Mutual Funds Management Co. may voluntarily assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.


                                               Operational Benefits

         The Fund's six Portfolios are specifically designed to meet the distinctive cash management needs and objectives of treasurers and financial officers of corporations and other institutions:

     o diversification, without the cost and inconvenience of direct investment in individual securities

     o    a comprehensive package of convenient services:

               -- dedicated line (1-800-TSR-FUND/1-800-877-3863) direct to the Advisor's shareholder service representatives for shareholder inquiries and for placing purchase, redemption or exchange instructions

               --    free exchange among the Portfolios

               -- checkwriting option, without cost (Money Market Portfolios only)

               --    custodial services, security safekeeping, record keeping

               -- dividends, accrued daily and paid monthly, may be automatically reinvested or wired to a designated bank account

               --    confirmation statement for each transaction


329543.1
                                                        -3-

               --    consolidated monthly statement for all six Portfolios

     o    liquidity:

               -- telephone purchase orders for the four Money Market Portfolios received before 12:00 noon New York time will become effective and begin earning income that day provided Federal Funds are received by the Fund's Custodian prior to the close of business; redemptions made before 12:00 noon New York time will be wired that day (but no dividend will be earned that day);

               -- telephone purchase orders for the two Limited Term Portfolios received by 4:00 pm New York time will be invested at that day's NAV and will begin earning income on the next business day; redemptions made before 4:00 pm New York time will be made at that day's NAV and wired the next business day.



329543.1
                                                        -4-


                                                Table of Fees and Expenses

Annual Fund Operating Expenses
(as a percentage of average net assets)
                                                                Domestic Prime         Tax Exempt          U.S. Treasury
                                                                 Money Market         Money Market         Money Market
                                                                  Portfolio            Portfolio             Portfolio
Management Fees............................................          .30%                 .30%                 .30%
Other Operating Expenses...................................          .24%                 .23%                 .19%
Interest Expense...........................................          .13%                 .00%                 .00%
                                                                     ----                 ----                 ----
Total Fund Operating Expenses..............................          .67%                 .53%                 .49%

Example:
    You would pay the following expenses on a $1000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                Domestic Prime         Tax Exempt          U.S. Treasury
                                                                 Money Market         Money Market         Money Market
                                                                  Portfolio            Portfolio             Portfolio
1 Year.....................................................          $ 7.00               $ 5.00                $ 5.00
3 Years....................................................           21.00                17.00                 16.00
5 Years....................................................           37.00                30.00                 27.00
10 Years...................................................           83.00                66.00                 62.00

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Portfolio will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund."). The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. At this time, only the U.S. Treasury Money Market, Domestic Prime Money Market and Tax Exempt Money Market Portfolios of the Fund have been activated by the Advisor.

                                                   Financial Highlights

    The following financial highlights of The Treasurer's Fund and the related financial statements for 1994, 1993, 1992, 1991 and 1990 have been audited by Ernst & Young LLP, Independent Auditors. Prior to 1990, the Financial Highlights were audited by other auditors. This information should be read in conjunction with the financial statements which appear in the Statement of Additional Information.

                                                                    Domestic Prime
                                                               Money Market Portfolio
                                  ------------------------------------------------------------------------------------------------
                                                                                                                    January 8, 1988
                                                                                                                      (commencement
                                                                                                                            of
                                                                                                                         operations)
                                                                                                                           through
                                                                                                                         October 31,
                                                                       Year Ended                                            1988
                                  ------------------------------------------------------------------------------------
                                      October       October       October      October       October       October
                                        31,           31,           31,          31,           31,           31,
                                       1994          1993          1992         1991          1990          1989
                                       ----          ----          ----         ----          ----          ----
Net Asset Value:
    Beginning of Period..........       $1.000        $1.000        $1.000       $1.000        $1.000        $1.000         $1.000
                                        ------        ------        ------       ------        ------        ------         ------
Income from Investment
    Operations:
        Net Investment Income....        0.035         0.028         0.038        0.061         0.080         0.090          0.057
        Net Realized Gain on
           Investments...........        0.000         0.000         0.000        0.001         0.000         0.000          0.000
                                        ------        ------        ------       ------        ------        ------         ------
        Total From Investment
           Operations............        0.035         0.028         0.038        0.062         0.080         0.090          0.057
                                        ------        ------        ------       ------        ------        ------         ------
Less Distributions:
    Dividends from Net
        Investment Income........       (0.035)       (0.028)       (0.038)      (0.061)       (0.080)       (0.090)        (0.057)
    Dividends from Net Realized
        Gain on Investments......       (0.000)       (0.000)       (0.000)      (0.001)       (0.000)       (0.000)        (0.000)
                                        ------        ------        ------       ------        ------        ------         ------
    Total Distributions..........       (0.035)       (0.028)       (0.038)      (0.062)       (0.080)       (0.090)        (0.057)
                                        ------        ------        ------       ------        ------        ------         ------
Net Asset Value:
    End of Period................       $1.000        $1.000        $1.000       $1.000        $1.000        $1.000         $1.000
                                        ======
Total Return.....................        3.56%         2.90%         3.82%        6.42%         8.26%         9.29%          7.33%*
Ratios/Supplemental Data:
    Net Assets, End of Period
        (in thousands)...........      $143,744      $145,021      $169,357     $205,282      $155,732      $185,068      $95,073
    Ratio of Operating Expenses
        to Average Net Assets**..        0.54%         0.55%         0.54%        0.49%         0.45%         0.45%          0.45%
    Ratio of Interest Expenses
        to Average Net Assets....        0.13%         0.07%          -           0.39%         0.59%         0.08%          --
    Ratio of Net Investment Income
        to Average Net Assets....        3.49%         2.82%         3.82%        6.12%         7.99%         8.98%          7.33%*
    Decrease reflected in above
        expense  ratios due to
        undertakings by the
        Advisor/Administrator....        0.01%         0.00%         0.01%        0.06%         0.09%         0.16%          0.40%*


---------------
 *  Annualized.
**  Expenses exclusive of interest, net of reimbursement/waivers.


329543.1
                                                            -5-


                                                                            Tax Exempt
                                                                      Money Market Portfolio
                                        -------------------------------------------------------------------------------------------
                                                                                                                  December 18, 1987
                                                                                                                     (commencement
                                                                                                                             of
                                                                                                                        operations)
                                                                                                                           through
                                                                                                                       October 31,
                                                                            Year Ended                                        1988
                                        -----------------------------------------------------------------------------------
                                            October       October      October       October       October      October
                                              31,           31,          31,           31,           31,          31,
                                             1994          1993          1992         1991          1990          1989
                                             ----          ----          ----         ----          ----          ----
Net Asset Value:
    Beginning of Period................       $1.000        $1.000       $1.000        $1.000        $1.000       $1.000     $1.000
                                              ------        ------       ------        ------        ------       ------     ------
Income from Investment
    Operations:
        Net Investment Income..........        0.022         0.021        0.031         0.047         0.058        0.061      0.045
        Net Realized Gain on
           Investments.................        0.000         0.000        0.000         0.000         0.000        0.000      --
                                              ------        ------       ------        ------        ------       ------     ---
        Total From Investment
           Operations..................        0.022         0.021        0.031         0.047         0.058        0.061      0.045
                                              ------        ------       ------        ------        ------       ------     ------
Less Distributions:
    Dividends from Net
        Investment Income..............       (0.022)       (0.021)      (0.031)       (0.047)       (0.058)      (0.061)    (0.045)
    Dividends from Net Realized
        Gain on Investments............       (0.000)       (0.000)      (0.000)       (0.000)       (0.000)      (0.000)     --
                                              ------        ------       ------        ------        ------       ------     ------
    Total Distributions................       (0.022)       (0.021)      (0.031)       (0.047)       (0.058)      (0.061)    (0.045)
                                              ------        ------       ------        ------        ------       ------     ------
Net Asset Value:
    End of Period......................       $1.000        $1.000       $1.000        $1.000        $1.000       $1.000     $1.000
                                              ======
Total Return...........................        2.21%         2.16%        3.19%         4.83%         5.94%        6.31%      5.19%*
Ratios/Supplemental Data:
    Net Assets, End of Period
        (in thousands).................      $133,951      $117,751      $95,751       $86,486       $89,620      $68,193  $57,561
    Ratio of Operating Expenses
        to Average Net Assets..........        0.53%         0.57%        0.58%         0.49%         0.45%        0.45%      0.45%*
    Ratio of Net Investment Income
        to Average Net Assets..........        2.18%         2.15%        3.10%         4.71%         5.77%        6.12%      5.20%*
    Decrease reflected in above expense
        ratios due to undertakings by the
        Advisor/Administrator..........        0.01%         0.00%        0.02%         0.09%         0.16%        0.27%      0.57%*


---------------
 *  Annualized.


                                                                             U.S. Treasury
                                                                         Money Market Portfolio
                                                        ---------------------------------------------------------------------------
                                                                                                                    July 25, 1990
                                                                                                                    (commencement
                                                                                                                          of
                                                                                                                     operations)
                                                                                                                       through
                                                                                                                     October 31,
                                                                               Year Ended                                1990
                                                        --------------------------------------------------------
                                                            October       October      October       October
                                                              31,           31,          31,           31,
                                                             1994          1993          1992         1991
                                                             ----          ----          ----         ----
Net Asset Value:
    Beginning of Period................................       $1.000        $1.000       $1.000        $1.000             $1.000
                                                              ------        ------       ------        ------             ------
Income from InvestmentOperations:
    Net Investment Income..............................        0.033         0.026        0.034         0.055              0.019
    Net Realized Gain on Investments...................        0.000         0.000        0.002         0.002              0.000
                                                              ------        ------       ------        ------             ------
Total From Investment Operations.......................        0.033         0.026        0.036         0.057              0.019
                                                              ------        ------       ------        ------             ------
Less Distributions:
    Dividends from Net Investment Income...............       (0.033)       (0.026)      (0.034)       (0.055)            (0.019)
    Dividends from Net Realized Gain on Investments....       (0.000)       (0.000)      (0.002)       (0.002)            (0.000)
                                                              ------        ------       ------        ------             ------
    Total Distributions................................       (0.033)       (0.026)      (0.036)       (0.057)            (0.019)
                                                              ------        ------       ------        ------             ------
Net Asset Value:
    End of Period......................................       $1.000        $1.000       $1.000        $1.000             $1.000
                                                              ======        ======      =======       =======             ======
Total Return...........................................        3.31%         2.60%        3.68%         6.06%              1.82%**
Ratios/Supplemental Data:
    Net Assets, End of Period (in thousands)...........      $138,205      $224,071     $254,899      $281,259         $130,337
    Ratio of Operating Expenses to Average Net Assets..        0.49%         0.47%        0.45%         0.49%              0.45%*
    Ratio of Net Investment Income to Average Net Assets       3.07%         2.55%        3.38%         5.50%              7.17%*
    Decrease reflected in above expense ratios due to under-
        takings by the Advisor/Administrator...........        0.00%         0.00%        0.01%         0.03%              0.19%*

---------------
 *  Annualized.
**  Not annualized.


329543.1
                                                            -6-

                      U.S. TREASURY MONEY MARKET PORTFOLIO

Investment Objectives and Policies

    The U.S. Treasury Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing in U.S. Treasury obligations which have effective maturities of 397 days or less and repurchase agreements that are collateralized by U.S. Treasury obligations to enable it to employ the amortized cost method of valuation. The Portfolio may also engage in reverse repurchase agreements that enable it to employ the amortized cost method of valuation. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the U.S. Treasury Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share. The shares of the Portfolio are rated AAAm by Standard & Poor's Corporation ("S&P") and Aaa by Moody's Investors Services Inc. ("Moody's").

PERMITTED INVESTMENTS:

    United States Treasury Obligations -- obligations issued by the United States Treasury. These obligations are backed by the full faith and credit of the United States.

    U.S. Treasury obligations include bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Interest on U.S. Treasury obligations is specifically exempted from state and local income taxes under federal law. While shareholders in the U.S. Treasury Money Market Portfolio do not directly receive interest on U.S. Treasury obligations, the dividends from the Portfolio are derived primarily from such interest.

    States generally allow the character of the Portfolio's income to pass-through to its shareholders, so that distributions from the Portfolio derived from interest that would be exempt from state and local income taxes if received directly by an individual taxpayer also will be exempt from such taxes when earned by an individual shareholder through a distribution from the Portfolio. The Portfolio may also invest in repurchase agreements which are collateralized by U.S. Treasury obligations. At least 65% of the Portfolio's total assets will consist of U.S. Treasury obligations and repurchase agreements which are collateralized by U.S Treasury obligations. Interest income derived from such repurchase agreements is not considered to be income derived from U.S Treasury obligations and is not exempt from state and local income taxes. In addition, some states require that, in order for the tax exempt character of the Portfolio's interest from U.S. Treasury obligations to pass-through to its shareholders, the Portfolio must maintain specified minimum levels of the Portfolio's total assets in U.S. Treasury obligations. If the level of non-U.S. Treasury obligations (including repurchase agreements) exceeds a state's limit for this pass-through, then none of the Portfolio's interest income would be exempt from state or local income tax in that state.

329543.1
                                                        -7-

While the Portfolio does not specifically limit the amount of repurchase agreements which the Portfolio can enter into (other than the requirement that 65% of the Portfolio's total assets be invested in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations), the Portfolio will endeavor to maintain the levels necessary to preserve the pass-through of the Portfolio's tax exempt interest income from U.S. Treasury obligations.

    Investors should recognize that the state and local income tax rules that apply to the U.S. Treasury Money Market Portfolio and its shareholders may be subject to change in the future and that such changes could have an adverse impact on the Portfolio and its shareholders. Shareholders are urged to contact their tax advisors regarding the state and local tax treatment of distributions received from the U.S. Treasury Money Market Portfolio.

    Interest income on U.S. Treasury obligations is not, however, exempt from federal income tax. In addition, capital gains, if any, realized by the Portfolio upon the sale of U.S. Treasury obligations is not exempt from federal taxes or, generally, from state and local taxes.

    The U.S. Treasury Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. In addition, the Portfolio is permitted to lend its securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."


329543.1
                                                        -8-

                      DOMESTIC PRIME MONEY MARKET PORTFOLIO

Investment Objectives and Policies

    The Domestic Prime Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing exclusively in prime quality, U.S. dollar denominated obligations of domestic issuers which have effective maturities of 397 days or less. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Domestic Prime Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

Permitted Investments:

    United States Government Obligations -- obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities. These obligations are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. For further description of the government obligations in which the Portfolio will invest, see "Additional Investment Information and Risk Factors."

    Bank Obligations -- certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose, banks are ranked by total deposits as shown by their most recent annual financial statements. The "other obligations" in which the Portfolio may invest include instruments (such as bankers' acceptances, commercial paper and certificates of deposit) issued by U.S. subsidiaries of the 50 largest banks in the U.S. which are guaranteed as to principal and interest by such banks.

    Commercial Paper and Other Short Term Corporate Obligations -- commercial paper and other short term domestic corporate obligations, including corporate bonds, variable amount master demand notes and participations in corporate loans, with maturities of 397 days or less. For further description of these obligations, including the liquidity of participations in corporate loans, see "Additional Investment Information and Risk Factors" herein and "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

    Quality Information. The Portfolio will only purchase high quality domestic money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition, so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has

329543.1
                                                        -9-
rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term category and (iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are S&P and Moody's. The two highest ratings by Moody's for long-term debt securities are Aaa and Aa and by S&P are AAA and AA. The highest rating for commercial paper is Prime-1 by Moody's and A-1 by S&P. For a more detailed discussion of the quality requirements applicable to certificates of deposit, bankers' acceptances and other bank obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information. These standards must be satisfied at the time an investment is made. Subsequent to its purchase by the Portfolio, the quality of an investment may cease to be rated or its rating may be reduced so that it ceases to qualify as a First Tier Eligible Security. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Portfolio to take such action as the Board of Directors determines is in the best interest of the Portfolio and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's actions.

    In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Portfolio will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Portfolio. In the event that the security is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Portfolio's total assets, the Portfolio shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Portfolio intends to take in response to the situation.

    The Domestic Prime Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. In

329543.1
                                                       -10-
addition, the Portfolio is permitted to lend its securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

329543.1
                                                       -11-

                          GLOBAL MONEY MARKET PORTFOLIO

Investment Objectives and Policies

    The Global Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio seeks to produce a higher yield than the Domestic Prime Money Market Portfolio by investing in the securities of issuers located in at least three countries (including the United States). The securities invested in by the Global Money Market Portfolio, described below, have effective maturities of 397 days or less. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Global Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

PERMITTED INVESTMENTS:

    United States Government Obligations -- obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities. These obligations are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. For further description of the government obligations in which the Portfolio may invest, see "Additional Investment Information and Risk Factors."

    Bank Obligations -- certificates of deposit, bankers' acceptances and other obligations (or instruments secured by such obligations) of (i) domestic banks subject to regulation by the U.S. Government or its agencies (such as the Federal Reserve Board, the Comptroller of the Currency, or the FDIC) and having total assets of over $1 billion unless their obligations are guaranteed by their parent bank, which has assets of over $5 billion; (ii) foreign branches of these banks ("Euros"); (iii) United States branches of foreign banks of equivalent size ("Yankees"); and (iv) foreign banks. The Portfolio limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion of assets, are among the 75 largest in the world, and have branches or agencies in the U.S. See "Additional Investment Information and Risk Factors" for further information on foreign investments.

    Commercial Paper and Other Short Term Corporate Obligations -- commercial paper and other short term domestic corporate obligations, including corporate bonds, variable amount master demand notes and participations in corporate loans, with maturities of 397 days or less; commercial paper and other short term obligations issued by foreign corporations if the issuer is a direct parent or subsidiary of a United States corporation, the obligation is United States dollar denominated and is not subject to foreign withholding tax ("Euro Commercial paper"); and commercial paper and other short term obligations issued by foreign governments. For further description of all the obligations in the Portfolio, including foreign

329543.1
                                                       -12-
investments and the liquidity of participations in corporate loans, see "Additional Investment Information and Risk Factors" herein and "Investment Objectives and Policies" in the Statement of Additional Information.


    Quality Information. The Portfolio will only purchase high quality money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSRO") or in such categories by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term rating categories and (iii) un-rated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issues, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are S&P and Moody's. The two highest ratings by Moody's for long-term debt securities are Aaa and Aa and by S&P are AAA and AA; the highest ratings for domestic and foreign commercial paper are Prime-1 by Moody's and A-1 by S&P. For a more detailed discussion of quality requirements applicable to certificates of deposit, bankers' acceptances and other bank obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information. Subsequent to its purchase by the Portfolio, the quality of an investment may cease to be rated or its rating may be reduced so that it ceases to qualify as a First Tier Security. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Portfolio to take such action as the Board of Directors determines is in the best interest of the Portfolio and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's action.

    In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Portfolio will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Portfolio. In the event

329543.1
                                                       -13-
that the security is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Portfolio's total assets, the Portfolio shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Portfolio intends to take in response to the situation.

    The Global Money Market Portfolio may also purchase securities on a when-issued or delayed delivery basis and may enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. In addition, the Portfolio is permitted to lend its securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

329543.1
                                                       -14-

                        TAX EXEMPT MONEY MARKET PORTFOLIO

Investment Objectives and Policies

    The Tax Exempt Money Market Portfolio's investment objectives are to maximize current income that is exempt from federal income tax and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing in high quality municipal securities which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax and which have effective maturities of 397 days or less. Interest on these securities may be subject to state and local taxes. See "Taxes." The Portfolio intends to invest all of its assets in tax exempt obligations and in no event shall invest less than 80% of its assets in such obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Tax Exempt Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

    Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal securities, such as the securities in which the Portfolio will invest, to regular federal income taxation, existing law excludes such interest from regular federal income tax.

Permitted Investments:

    Municipal Bonds - bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial revenue bonds or "private activity bonds" where payment is the responsibility of the private industrial user of the facility financed by the bonds; such bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities. Interest on such bonds is generally exempt, with certain exemptions, from regular federal income tax provided the issuer and corporate obligor thereof continue to meet certain conditions. See "Taxes." The Portfolio may invest more than 25% of its assets in industrial revenue bonds, but may not invest more than 25% of its assets in industrial revenue bonds of projects of similar type or in the same state.

    Municipal Notes - municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and variable rate demand notes. The interest rate on variable rate demand notes is adjustable at periodic intervals of 397 days or less as specified

329543.1
                                                       -15-
in the notes. There is no specific percentage limitation on these investments. For more information about municipal notes, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

    Municipal Leases - municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Advisor may consider such factors as the frequency of trades for the obligations, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities. The Board of Directors is also responsible for determining the credit quality of municipal leases, on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

    Quality Information. The Portfolio will only purchase high quality tax exempt money market instruments ("Municipal Obligations") that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. The term Eligible Securities means (i) Municipal Obligations that have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories and (iii) un-rated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term Municipal Obligation

329543.1
                                                       -16-
with a remaining maturity which would otherwise qualify it as an Eligible Security does not have rated short-term debt outstanding, the long-term Municipal Obligation is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are S&P and Moody's. The two highest long-term ratings by S&P and Moody's are Aaa and Aa by Moody's and AAA and AA by S&P, for debt securities; MIG-1, VMIG-1, Prime-1 and MIG-2, VMIG-2, Prime-2 by Moody's and A-1, SP-1 and A-2, SP-2 by S&P, for short-term municipal securities. These standards must be satisfied at the time an investment is made. Subsequent to its purchase ___ the Portfolio, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the Municipal Obligation presents minimal credit risks and shall cause the Portfolio to take such action as the Board of Directors determines is in the best interest of the Portfolio and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's actions.

    In addition, in the event that a municipal obligation (1) is in default, (2) ceases to be an Eligible Security or (3) is determined to no longer present minimal credit risks, the Portfolio will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interests of the Portfolio. In the event that the Municipal Obligation is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Portfolio's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

    The Tax Exempt Money Market Portfolio may purchase municipal obligations on a when-issued or delayed delivery basis and may also purchase municipal obligations with puts and stand-by commitments. The Advisor currently does not anticipate entering into any transactions which would result in income subject to federal income tax. However, the Portfolio may invest up to 20% of the value of its net assets in taxable securities in certain circumstances, including repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Portfolio may also lend its portfolio securities. Income from taxable securities, repurchase and reverse repurchase agreements and portfolio lending will be subject to income taxation. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

329543.1
                                                       -17-

                             LIMITED TERM PORTFOLIO

Investment Objectives and Policies

    The Limited Term Portfolio's investment objective is to maximize current income consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of two years. The investment objective stated above is fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Limited Term Portfolio will be able to achieve this objective.

    The Limited Term Portfolio seeks to maintain a current yield that is greater than that obtainable from a portfolio of high quality money market obligations. The Portfolio seeks to increase returns by actively managing securities in the short term and intermediate term ranges. The Portfolio will consist only of securities with a maximum dollar weighted average maturity of two years and a maximum maturity of three years (three years and sixty days for new issues) at the time of investment. However, it seeks to minimize market risk by employing a "laddered" portfolio approach as opposed to a market timing approach. The laddered approach to portfolio management involves the maintenance of securities positions of varying amounts staggered at appropriate points along the fixed income yield curve in an effort to maximize income and to minimize interest rate risk. Assuming a positively sloping yield curve, a portfolio designed with a series of periodic maturities can produce higher yields at the horizon of its maturity restriction, balanced by the interest rate protection provided by shorter, more quickly maturing securities.

    In addition, the Portfolio seeks investment in securities which the Advisor believes to be undervalued and, therefore, have capital appreciation potential. Any realized capital gains, as well as interest income, will be subject to federal income taxes. See "Management Strategies" in the Statement of Additional Information.

    Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objective. This is expected to result in a maximum average annual portfolio turnover rate of not greater than 200%. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.

    The Portfolio may purchase or sell certain financial instruments in order to attempt to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in its net asset value per share. For a discussion of these transactions, see "Additional Investment Information."


329543.1
                                                       -18-

Permitted Investments:

    The Portfolio will invest in the same types of securities that are permitted investments for the Global Money Market Portfolio, with varying and longer maturities. However, when purchasing securities with effective maturities in excess of one year the Portfolio will purchase only domestic issues.

    From time to time, the assets of the Portfolio may be substantially invested in short term obligations in order to attempt to reduce the volatility of the Portfolio, moderate market risk, and minimize fluctuation in its net asset value. Short term obligations may also be purchased pending investment of proceeds of sales of Portfolio shares or Portfolio securities, or to maintain liquidity to meet anticipated redemptions.

    Quality Information. The Limited Term Portfolio's rated debt securities must be rated Aa or higher by Moody's or AA or higher by S&P, or the equivalent. Rated domestic and foreign commercial paper must be rated Prime-1 by Moody's or A-1 by S&P, or the equivalent. The Portfolio may also invest in unrated securities if, in the opinion of the Fund's Board of Directors, such securities are of comparable quality to the rated securities in which the Portfolio may invest. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. However, if the Portfolio holds any variable rate demand instruments with stated maturities in excess of one year, such instruments must maintain their high quality rating or must be sold from the Portfolio.

    The Limited Term Portfolio may also invest in hedging instruments in certain circumstances. In addition, the Portfolio may purchase obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Portfolio is also permitted to lend its securities and purchase certain privately placed securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

    The Portfolio may also purchase zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. For a discussion of the tax consequences of an investment in zero coupon bonds, see "Taxes" herein.


329543.1
                                                       -19-

                        TAX EXEMPT LIMITED TERM PORTFOLIO

Investment Objectives and Policies

    The Tax Exempt Limited Term Portfolio's investment objective is to maximize current income exempt from federal income tax consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of three years. The Portfolio attempts to accomplish this objective by investing primarily in municipal securities which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax. Any realized capital gains will be subject to federal income taxes. Interest on these securities may be subject to state and local income taxes. See "Taxes." The Portfolio intends to invest all of its assets in tax exempt obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Tax Exempt Limited Term Portfolio will be able to achieve these objectives.

    Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal securities, such as the securities in which the Portfolio will invest, to regular federal income taxation, existing law excludes such interest from regular federal income tax.

    The Tax Exempt Limited Term Portfolio seeks to maintain a current yield that is greater than the obtainable from a portfolio of short term, high quality tax exempt money market obligations. The Portfolio seeks to increase returns by actively managing securities in the short term and intermediate term ranges. The Portfolio will consist only of securities with a maximum dollar weighted average maturity of three years and a maximum maturity of five years (five years and sixty days for new issues) at the time of investment. However, it seeks to minimize market risk by employing a "laddered" portfolio approach as opposed to a market timing approach. The laddered approach to portfolio management involves the maintenance of securities positions of varying amounts staggered at appropriate points along the fixed income yield curve in an effort to maximize income and to minimize interest rate risk. Assuming a positively sloping yield curve, a portfolio designed with a series of periodic maturities can produce higher yields at the horizon of its maturity restriction, balanced by the interest rate protection provided by shorter, more quickly maturing securities.

    In addition, the Portfolio seeks investments in securities which the Advisor believes to be undervalued and, therefore, have capital appreciation potential. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. See "Management Strategies" in the Statement of Additional Information.

    Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objective. This is expected to result in a maximum average

329543.1
                                                       -20-
annual portfolio turnover rate of not greater than 200%. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income (including tax exempt income) must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.

    The Portfolio may purchase or sell certain financial instruments in order to attempt to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in its net asset value per share. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

Permitted Investments:

    The Portfolio will invest in the same types of securities that are permitted investments for the Tax Exempt Money Market Portfolio, with varying and longer maturities, such as Municipal Bonds and Municipal Notes, whose interest is exempt form federal income tax.

    From time to time, the assets of the Portfolio may be substantially invested in short term municipal obligations in order to attempt to reduce the volatility of the Portfolio, moderate market risk, and minimize fluctuation in its net asset value. Short term obligations may also be purchased pending investment of proceeds of sales of Portfolio shares or Portfolio securities, or to maintain liquidity to meet anticipated redemptions.

    Quality Information. The Tax Exempt Limited Term Portfolio's rated debt securities must be rated A or higher by Moody's or A or higher by S&P, or the equivalent. Rated short term municipal securities must be rated MIG-2, VMIG-2, P-2 or higher by Moody's or SP-2, A-2 or higher by S&P, or the equivalent. The Portfolio may also invest in unrated securities if, in the opinion of the Fund's Board of Directors, such securities are of comparable quality to the rated securities in which the Portfolio may invest. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment. However, if the Portfolio holds any variable rate demand instruments with stated maturities in excess of one year, such instruments must maintain their high quality rating or must be sold from the Portfolio.

    The Tax Exempt Limited Term Portfolio may purchase municipal obligations on a when-issued or delayed delivery basis and may purchase municipal obligations with puts and stand-by commitments. The Advisor currently does not anticipate entering into any transaction which would result in income subject to federal income tax. However, the Portfolio may invest up to 20% of the value of its total assets in taxable securities in certain circumstances, including hedging instruments and repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Portfolio may also lend its securities. Income from taxable securities, repurchase and

329543.1
                                                       -21-
reverse repurchase agreements and portfolio lending will be subject to income taxation. The Portfolio may purchase certain privately placed securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

    The Portfolio may also purchase zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. For a discussion of the tax consequences of an investment in zero coupon bonds, see "Taxes" herein.

329543.1
                                                       -22-

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

    When-Issued and Delayed Delivery Securities. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains with the Custodian a separate account with a segregated portfolio of liquid high grade debt securities in an amount at least equal to these commitments.

    Repurchase Agreements. When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. Each Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio. Although the securities subject to the repurchase agreement might bear maturities exceeding 397 days, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Portfolio enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Portfolio may engage in a repurchase agreement with respect to any security in which that Portfolio is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Portfolio's investment criteria for Portfolio securities and will be held by the Portfolio's Custodian or in the Federal Reserve Book Entry System. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. See "Investment Restrictions." Each Portfolio may invest no more than 10% of its assets in illiquid securities including repurchase agreements maturing in more than seven days. See "Investment Restrictions."

    Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price and date. Each Portfolio is permitted to enter into reverse repurchase agreements for liquidity purposes or when it is able to purchase other securities which will produce more income than the cost of the agreement. Each Portfolio permitted to enter into reverse repurchase agreements may do so only with those member banks of the Federal

329543.1
                                                       -23-

Reserve System and broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio. When engaging in reverse repurchase transactions, the Fund will maintain, in a segregated account with its Custodian, securities equal in value to those subject to the agreement. These agreements are considered to be borrowings and therefore are included in the asset restriction contained under "Investment Restrictions" relating to borrowings which allows a Portfolio to borrow money from banks for extraordinary or emergency purposes and to engage in reverse repurchase agreements provided that such in the aggregate do not exceed one-third of the value of the total assets of that Portfolio less its liabilities. Any Portfolio that utilizes reverse repurchase agreements to this extent may be considered to be leveraging its portfolio; however, since the Portfolios are required to maintain segregated accounts to cover their positions on these reverse repurchase agreements, the risks inherent in this leveraging technique are minimized.

    The Portfolio could experience delays in recovering securities in the event of the bankruptcy of the other party to a reverse repurchase agreement and could experience a loss to the extent that the value of the securities may have decreased in the meantime.

    Portfolio Lending. Each Portfolio may from time to time lend securities on a short-term basis to banks, brokers and dealers and receive as collateral cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or irrevocable bank letters of credit (or any combination thereof), which collateral will be marked to market daily and will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Such loans are not made with respect to any Portfolio if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Portfolio's total assets. Securities lending will afford a Portfolio the opportunity to earn additional income because the Portfolio will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Portfolio will have the right to retain record ownership of loaned securities in order to exercise beneficial rights. A Portfolio may pay reasonable fees in connection with arranging such loans.

    Foreign Investment Information for the Global Money Market Portfolio and the Limited Term Portfolio. The Global Money Market Portfolio and the Limited Term Portfolio may invest in certain U.S. dollar denominated foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There

329543.1
                                                       -24-
may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic issuers. Additional risks include future political and economic developments; the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits; and the possible adoption of foreign governmental restrictions such as exchange controls.

    Taxable Investments for the Tax Exempt Portfolios. The Advisor currently does not anticipate entering into any transactions which would result in income subject to federal income tax. However, the Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio are permitted to invest up to 20% of the value of their respective total assets in securities the interest income on which is subject to federal income tax. These Portfolios may make taxable investments pending investment of proceeds from sales of their shares or portfolio securities, pending settlement of purchases of portfolio securities, to maintain liquidity to meet anticipated redemptions or when it is advisable in the Advisor's opinion because of adverse market conditions. The taxable investments permitted for these Portfolios include Obligations of the United States government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and, in the case of the Tax Exempt Limited Term Portfolio, other debt securities which meet the Portfolio's quality requirements. See "Taxes." Any securities, the interest income on which may be subject to the federal alternative minimum tax for individuals (including participation certificates in such securities) are included with taxable investments in determining the 20% limitation.

    Puts for the Tax Exempt Portfolios. The Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio may purchase municipal bonds or notes with the right to resell them at an agreed price or yield within a specified period prior to maturity to facilitate portfolio liquidity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of these Portfolios and subject to the supervision of the Directors, the purpose of this practice is to permit the Portfolios to be fully invested in tax exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, to purchase at a later date securities other than those subject to the put and, in the case of the Tax Exempt Limited Term Portfolio, to facilitate the Advisor's ability to manage the Portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts. See "Investment Restrictions" and "Taxes" in the Statement of Additional Information.

329543.1
                                                       -25-

    The amortized cost method is used by the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio to value any municipal securities; no value is assigned to any puts on such municipal securities. This method is also used by the Tax Exempt Limited Term Portfolio to value certain high quality municipal securities which meet the requirements specified for use of the amortized cost method; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. See the Statement of Additional Information for the valuation procedure if the Tax Exempt Limited Term Portfolio were to invest in municipal securities that could not be valued by the amortized cost method and that are subject to separate puts.

    Privately Placed Securities. All the Portfolios, except the U.S Treasury Money Market Portfolio, may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to securities subject to Rule 144A of the Securities Act of 1933 which are discussed below, these securities are typically not readily marketable and are therefore considered illiquid securities. The price these Portfolios pay for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities purchased by a Portfolio will reflect any limitations on their liquidity. As a matter of policy, a Portfolio will not invest more than 10% of the market value of the net assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments.

    These Portfolios may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. These portfolios may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for these determinations.

    Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Portfolios' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the

329543.1
                                                       -26-
effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

    Hedging for the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio are permitted to enter into the transactions more fully described in the Statement of Additional Information solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio may (a) sell futures contracts on non-municipal and municipal debt securities and indexes of non-municipal and municipal debt securities, respectively, and (b) purchase or write (sell) options on these futures, on non-municipal and municipal debt securities and on indexes of non-municipal and municipal debt securities traded on registered securities exchanges and contract markets, respectively.

    To the extent the Portfolios use hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Portfolio may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Portfolio, the Advisor will attempt to create a very closely correlated hedge. Hedging activities based on non-municipal debt securities or indexes may not correlate as closely to the Portfolios as hedging activities based on municipal debt securities or indexes. Less closely correlated hedges are likely to occur if a Portfolio hedges municipal securities with a futures contract in United States government obligations, other non-municipal securities or an index that does not include municipal securities. This type of hedging activity may be useful to a Portfolio, especially where closely correlated hedging activities based on municipal securities or indexes are not available. For more detailed information about these transactions, see the Statement of Additional Information.

    United States Government Obligations for the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Limited Term Portfolio. These Portfolios may purchase any obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

    Securities issued or guaranteed as to principal and interest by the United States Government or by agencies or instrumentalities thereof include obligations of several different kinds. Such securities in general include a variety of United States Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by United States Government agencies and instrumentalities which are supported by (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates), (b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Student Loan Marketing Association), (c) the

329543.1
                                                       -27-
authority of the United States Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the United States Government will provide financial support to United States Government agencies or instrumentalities as described in clauses (b), (c) or (d) above in the future, other than as set forth above, since it is not obligated to do so by law. Certain instruments issued or guaranteed by the United States Government or agencies thereof which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    Custodial Receipts for the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Limited Term Portfolio. Securities issued or guaranteed as to principal and interest by the United States Government may be acquired by the Portfolios in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGR"s) and "Certificates of Accrual on Treasury Securities" ("CATS"). The Portfolios may also invest in separately traded principal and interest components of securities issued or guaranteed by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The Portfolios may also invest in stripped mortgage-backed securities that represent beneficial ownership interests in either principal or interest distributions on certain mortgage pass-through certificates which are guaranteed by the Federal National Mortgage Association. Such certificates are held by a trust which sells such securities through the Federal Reserve.

    Securities guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities are deemed to include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the United States Government, its agencies or instrumentalities.

    Mortgage-Backed Securities. All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may purchase securities issued or guaranteed by federal agencies or U.S. Government sponsored corporations. Such securities include those issued and guaranteed by the Government National Mortgage Association (GNMA, or "Ginnie Mae"), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

    GNMA Mortgage-Backed Securities ("GNMAs") are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured

329543.1
                                                       -28-
by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA (a U.S. Government corporation within the U.S. Department of Housing and Urban Development) the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S.
Government.

    As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security (in this case, the Portfolio).

    The payment of principal of the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. A Portfolio, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Advisor, in determining the attractiveness of GNMAs relative to alternative fixed income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

    The Federal National Mortgage Association ("FNMA" or "Fannie Mae") is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

    The Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") is a corporate instrumentality of the U.S. Government, created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common stock is owned by the twelve Federal Home Loan Banks. FHLMC also has preferred stock outstanding that is traded on the New York Stock Exchange and is owned entirely by savings and loan institutions. FHLMC issues Federal Home Loan Mortgage Corporation Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's mortgage portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


329543.1
                                                       -29-

    FHLMC PCs differ from FNMA pass-throughs in that the mortgages underlying PCs are mostly conventional mortgages rather than FHA insured or VA guaranteed mortgages, although FHLMC has occasionally purchased FHA or VA loans. However, in several other respects (such as the monthly pass-through of interest and principal and the unpredictability of future prepayment experience) PCs are similar to FNMAs.

    These types of securities generally are less effective than other debt securities in providing a means of "locking" in attractive long term interest rates because the underlying mortgages can be prepaid. However, this risk is far less significant for the Portfolios because of their shorter weighted average maturities than for a long term portfolio. During periods of declining interest rates, mortgage-backed securities may have less potential for capital appreciation because of the possibility of increased prepayments. During periods of increasing interest rates, mortgage-backed securities may have a greater risk of capital depreciation because of the possibility of decreased prepayments.

    All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may also invest in Collateralized Mortgage Obligations ("CMOs"), a type of mortgage-backed security. CMOs are debt securities collateralized by mortgage-backed certificates issued by federal agencies or U.S. Government sponsored corporations such as GNMA, FNMA and FHLMC. The payment of CMOs depends upon the cash flow from the pool of mortgages represented by the mortgage-backed certificates.

    CMOs are divided into multiple classes. Generally, the interest on the classes is distributed currently to the holders of each class. However, principal is not paid in this manner. Instead, holders of the first class receive all payments of principal until their bond is fully paid. Thereafter, principal is paid on each succeeding class with the earliest maturing securities being retired first.

    One or more classes, usually the last, may be zero-coupon bonds ("Z bonds"). The cash flow that would otherwise be used to pay interest on this class is used instead to pay principal on the earlier maturing classes. After all prior classes are retired, the Z bond pays interest and principal until final maturity. Interest accrued but not paid on the Z bond is added to the principal of the Z bond and thereafter accrues interest.

    Any guarantee or insurance on a mortgage-backed certificate does not extend to a Portfolio's investment in CMOs. There is a possibility of limited liquidity as there is no assurance that a secondary market will develop for CMOs or, if such market does develop, that it will provide a Portfolio with liquidity or remain for the term of the investment. If an event of default occurs with respect to the CMOs purchased by a Portfolio, there can be no assurance that the collateral pledged as security therefor will be sufficient to pay the principal and interest due on such bonds. The payment of principal of the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased

329543.1
                                                       -30-
at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Advisor, in determining the attractiveness of CMOs relative to alternative fixed income securities, and in choosing specific CMO issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

    Variable Rate Demand Instruments. All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may purchase variable rate demand instruments. These instruments may be tax exempt or taxable (variable amount master demand notes) and provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon not more than 30 days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such interest. These instruments are payable either on demand or at specified intervals not exceeding one year. The Money Market Portfolios may only purchase variable rate demand instruments if
(i) the instrument is subject to an unconditional demand feature, exercisable by the Portfolio in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as an Eligible Security, or
(ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or, if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The remaining Portfolios can only purchase such instruments if the Board of Directors determines that they meet the particular Portfolio's quality requirements. While transfer of these instruments is usually restricted by their issuers and there are no trading markets for them, the liquidity of such investments is assured through their demand features. Notwithstanding such, variable rate demand instruments with demand features in excess of 7 days are considered illiquid. See "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information for further description of these instruments.

    While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolios may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, these Portfolios may contain variable rate demand participation certificates in fixed rate municipal obligations and taxable debt obligations. The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may

329543.1
                                                       -31-
cause the Portfolios to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

    Participation Interests. All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may purchase from banks participation interests in all or part of specific holdings of municipal or other debt obligations (including corporate loans). Where the institution issuing the participation does not meet a Portfolio's quality standard the participation interest will be backed by an irrevocable letter of credit or guarantee that the Board of Directors has determined meets the prescribed quality standards of each Portfolio. Thus, even if the credit of the selling bank does not meet the quality standards of a Portfolio, the credit of the entity issuing the credit enhancement will. Each Portfolio will have the right to sell the participation interest back to the bank for the full principal amount of the Portfolio's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Portfolio, (2) to maintain the quality standards of each Portfolio's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Portfolio in connection with the arrangement. The terms of certain of the participations in corporate loans in which a Portfolio may invest may not enable the Portfolios to sell such instruments to the bank, and the secondary markets, if any, for such instruments are extremely limited. Therefore, investments in these types of participation interests having remaining maturities in excess of 7 days are considered illiquid and are subject to the 10% limitation for all illiquid investments.


329543.1
                                                       -32-

                             INVESTMENT RESTRICTIONS

    As a diversified investment company, 75% of the assets of each of the Portfolios is subject to the following limitations: (a) each Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) each Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Fund as a diversified investment company is a fundamental policy of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of a Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

    The Fund also operates under certain investment restrictions which are deemed fundamental policies of the Fund and also may be changed only with the approval of the holders of a majority of a Portfolio's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, none of the Portfolios may (except where specified):

               (i) with regard to the Domestic Prime Money Market Portfolio and the Global Money Market Portfolio, invest more than 5% of their total assets in securities of any one issuer; however, the Portfolios may invest more than 5% of their total assets in the First Tier Securities of a single issuer for a period of up to three business days;

              (ii) invest more than 10% of the market value of the Fund's net assets in illiquid investments including foreign securities, privately placed securities (including short term debt obligations issued pursuant to Section 4(2) of the Securities Act of 1933) and bank participation interests for which a readily available market does not exist and repurchase agreements maturing in more than seven days;

             (iii) purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that
(a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of that Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

              (iv) purchase securities while borrowings (excluding reverse repurchase agreements entered into for other than extraordinary or emergency purposes) exceed 5% of its total assets;

               (v) mortgage, pledge or hypothecate any assets except that a Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance

329543.1
                                                       -33-
with paragraph (iii) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, no Portfolio will pledge its assets in excess of an amount equal to 10% of net assets; or

              (vi) lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions.

         For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

329543.1
                                                       -34-

                             MANAGEMENT OF THE FUND

         Board of Directors and Officers. The Board of Directors of the Fund decides upon matters of general policy and reviews the actions of the Fund's Distributor and its Advisor. The following serve as the Fund's Board of Directors and Officers:

         Thomas E. O'Connor -- Chairman of the Board

         Ronald S. Eaker -- President and Chief Investment Officer

         Henley L. Smith -- Vice President and Investment Officer

         Carroll L. Coward -- Vice President and Investment Officer

         Judith Fabrizi -- Secretary, Treasurer and Investment Officer

         John J. Pileggi -- Assistant Treasurer

         Joan V. Fiore -- Assistant Secretary

         Sheryl Hirschfeld -- Assistant Secretary

         Felix J. Christiana -- Director; Retired Senior Vice President, Dollar Dry Dock Savings Bank

         Mary E. Hauck -- Director; Retired Senior Portfolio Manager, Gabelli-O'Connor Fixed Income Mutual Funds Management Co.

         Robert C. Kolodny, M.D. -- Director; Physician, author and lecturer; General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership and KBS IV Limited Partnership, private investment partnerships; Medical Director and Chairman of the Board of the Behavioral Medicine Institute; Associate Director of Masters and Johnson Institute (1973-1983)

         Anthony R. Pustorino -- Director; Retired President, Pustorino, Puglisi & Co., P.C., certified public accountants; Professor, Pace University

         Gary L. Roubos -- Director; Chairman of the Board of Dover Corp., a diversified industrial manufacturing company

         William A. Merritt Jr. -- Director; Financial Consultant/Mergers and Acquisitions. President and Chief Operating Officer of WilTel Communications Systems, Inc. (1990-1992); Executive Vice-President and Chief Operating Officer of TIE/Communications (1981-1990)


329543.1
                                                       -35-

         Mr. O'Connor may be deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, on the basis of his affiliation with the Advisor.

         Advisor. Gabelli-O'Connor Fixed Income Mutual Funds Management Co. has been employed by the Board of Directors as the Investment Advisor for each Portfolio of the Fund pursuant to the Advisory Agreements entered into by the Fund on behalf of each Portfolio. The Advisor supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Board of Directors, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

         The Advisor also provides supervisory personnel who are responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities and services relating to such functions. However, the Administrator provides personnel to perform the operational components of such services.

         Gabelli-O'Connor Fixed Income Mutual Funds Management Co., with offices at 19 Old Kings Highway South, Darien, Connecticut 06820-4526, is a Delaware partnership organized in 1987. As of the date of this Prospectus, the Advisor is an investment manager, administrator or advisor for the assets of the Fund. Gabelli-O'Connor Fixed Income Mutual Funds Management Co. is a registered investment advisor under the Investment Advisers Act of 1940. Mr. O'Connor is President and sole shareholder of Thomas E. O'Connor & Co. Inc., the general partner of Thomas E. O'Connor & Co. L.P., which is a general partner of the Advisor. Mr. Mario J. Gabelli is the Chairman of the Board of Gabelli Funds, Inc., which is the other general partner of the Advisor. As a result of these relationships, Messrs. Thomas E. O'Connor and Mario J. Gabelli may each be deemed to be a "controlling person" of the Advisor. As of December 31, 1994, the Advisor served as investment advisor for assets aggregating in excess of $623 million. The Advisor is an affiliate of Gabelli-O'Connor Fixed Income Management Co., a registered investment advisor that is an investment manager or advisor to corporations, institutions, pension trusts, profit sharing trusts and high net worth individuals and which, as of December 31, 1994, served as an investment adviser for assets aggregating in excess of $576 million. The Advisor is an affiliate of Quantum/Gabelli-O'Connor L.P. which, as of December 31, 1994, served as investment advisor for assets aggregating in excess of $25 million. The Advisor is also an affiliate of Gabelli Funds, Inc., which, through its affiliates, acts as an investment manager, administrator or advisor for assets aggregating in excess of $7.8 billion as of December 31, 1994.

         The Advisor provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates. Due to the services performed by the Advisor and the Administrator, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.

329543.1
                                                       -36-

The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

         Fees. Set forth below as a percentage of average daily net assets are the advisory fees paid to the Advisor for each Portfolio pursuant to the respective Advisory Agreements: the U.S. Treasury Money Market Portfolio, .30%; the Domestic Prime Money Market Portfolio, 30%; the Global Money Market Portfolio, .30%; the Tax Exempt Money Market Portfolio, .30%; the Limited Term Portfolio, .45%; and the Tax Exempt Limited Term Portfolio, .45%. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of Fund shares. See "Financial Statements" in the Statement of Additional Information. The Advisor may voluntarily assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of the Portfolio and of increasing yield to investors in that Portfolio. See "Expense Limitation" in the Statement of Additional Information.

         Administrator. The Administrator for the Fund is Furman Selz Incorporated (the "Administrator"), which has its principal office at 237 Park Avenue, New York, New York 10017, and is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges.

         The Administrator and its affiliate, Furman Selz Capital Management, Inc., act as investment advisor to numerous individual and institutional accounts. The Administrator serves as administrator and distributor of other mutual funds. The Fund will not invest in these funds or in any other fund which may in the future be affiliated with the Administrator or any of its affiliates.

         Pursuant to the Administrative Services Agreements with each of the Portfolios, the Administrator provides all management and administrative services necessary for the Fund, other than those provided by the Advisor, subject to the supervision of the Fund's Board of Directors. Because of the services rendered the Fund by the Administrator and the Fund's Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.

         For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, in the according with the following schedule: (i) .10% of the first $500 million of aggregate average daily net assets of the Fund, (ii) .065% of the next $250 million of aggregate average daily net assets of the Fund, (iii) .055% of the next $250 million of aggregate average daily net assets of the Fund, and (iv)
 .050% of all aggregate average daily net assets of the Fund over $1 billion.

         The Administrator also provides the Fund with all accounting related services. For the accounting services provided, the Administrator shall be paid a fee of $2,500 per Portfolio per month.


329543.1
                                                       -37-

         The Administrative Services Agreements are terminable by the Portfolio or the Administrator on sixty days' written notice; terminate automatically in the event of an "assignment" as defined by the 1940 Act; and shall remain in effect for the same periods as the Advisory Agreements subject to annual approval of the Fund's Board of Directors. The Administrative Services Agreements provide that in the presence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Expenses. Each Portfolio is responsible for payment of its expenses, including the following expenses, without limitation: fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not the officers of the Advisor or its affiliates; costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts. The Advisor pays the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. See "Management of Fund" in the Statement of Additional Information. The Advisor has agreed to a reduction in the amounts payable to it and to reimburse each Portfolio, as necessary, if in any fiscal year the sum of the Portfolio's expenses exceeds the limits set by applicable regulations of state securities commissions.

329543.1
                                                       -38-

                               PURCHASE OF SHARES

         GOC Fund Distributors, Inc. (the "Distributor") serves as the exclusive Distributor of the shares of each Portfolio pursuant to its Distribution Agreement with the Fund. Investors may open accounts in the Portfolios in the Fund only through the exclusive Distributor for the Fund. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

         Each Portfolio requires a minimum initial investment of $100,000. No minimum amount is required for subsequent investments. Additionally, without cost, investors have the flexibility to allocate their investment among the six Portfolios at their discretion and may change such allocation at any time, subject to the minimum initial investment requirements of each Portfolio. Shareholders should maintain a share balance equal to at least $50,000 in any Portfolio in which they wish to continue to invest. The Fund reserves the right to redeem, after 60 days' written notice, shares in subminimum accounts and return the proceeds to shareholders. The shareholder may restore and maintain a minimum balance during the notice period or reallocate his investment among the Portfolios to avoid involuntary redemption. See "Redemption of Shares - Optional Redemption by the Fund." Shareholders are also provided flexibility since shares can be redeemed or exchanged among the six Portfolios at no extra cost. For purposes of minimum investment requirements, investments in the Portfolios by related shareholders may be aggregated.

         Shares of each Portfolio are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt of an order. The Fund reserves the right to reject any subscription for the shares of its Portfolios.

         The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio. To purchase shares in the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio, or the Tax Exempt Money Market Portfolio, an investor should place a telephone purchase order before 12:00 noon New York time and wire immediately available funds to the appropriate Portfolio on the same day. These Portfolios must receive immediately available funds by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

         The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio. To purchase shares in the Limited Term Portfolio or the Tax Exempt Limited Term Portfolio, an investor should place a telephone purchase order and transfer immediately available funds to the appropriate Portfolio. If the Portfolio receives a telephone purchase order prior to

329543.1
                                                       -39-

4:00 p.m. New York time on any business day, the purchase of Portfolio shares is effective and is made at the net asset value determined that day, and the purchaser will begin earning dividends on the next business day. If the Portfolio receives a telephone purchase order after 4:00 p.m. New York time, the purchase is effective and is made at the net asset value determined on the next business day, and the purchaser will begin earning dividends on the next following business day. Purchases made by check will be invested on the next business day after the check is received and begin earning income on the day following investment.

329543.1
                                                       -40-

                              REDEMPTION OF SHARES

         To redeem shares in any of the Portfolios of the Fund, an investor may submit a redemption request to the Fund or may telephone the Fund directly at 1-800-TSR-FUND/1- 800-877-3863 and give the service representative the shareholder's account number and the amount of the redemption. Each Portfolio executes redemption requests at the next determined net asset value per share. See "Net Asset Value." The Fund reserves the right to satisfy redemption requests in cash or in securities of the Portfolio whose shares are being redeemed. During a period of dramatic economic or market change, increased volume may make the telephone redemption option difficult to implement. Shareholders unable to reach the Fund by telephone may telecopy their redemption requests to the Fund at 203-655-7719. The Fund will employ procedures to confirm that telephone or telecopy redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy redemptions based upon unauthorized or fraudulent instructions.

         The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio, and the Tax Exempt Money Market Portfolio. A redemption request received by the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio or the Tax Exempt Money Market Portfolio prior to 12:00 noon, New York time is effective on that day. A redemption request received after that time becomes effective on the next day. Proceeds of an effective redemption are generally wired the same day in immediately available funds to the shareholder's designated bank account. If a redemption request becomes effective on a day when the New York Stock Exchange is open but which is not a Fund business day, the proceeds are transferred the next business day. See "Further Redemption Information."

         The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio. A redemption request received by the Limited Term Portfolio or the Tax Exempt Limited Term Portfolio prior to 4:00 p.m. New York time is effective on that day. A redemption request received after that time becomes effective on the next day. Proceeds of an effective redemption are generally wired the next business day in immediately available funds to the shareholder's designated bank account and, subject to "Further Redemption Information" below, in any event are transferred within seven days.

         Redemption of Shares by Check Writing. Shareholders of any of the four Money Market Portfolios who have elected check writing on their application will receive checks which may be used to make payments to any person or business. Each check must be for at least $10,000. Dividends will continue to be paid until a check is presented to the Portfolio for payment.

         Optional Redemption by the Fund. Shareholders should maintain a share balance equal to at least $50,000 per Portfolio. The Fund reserves the right to redeem, after 60 days'

329543.1
                                                       -41-
written notice, shares in subminimum accounts and return the proceeds to shareholders. The shareholder may restore and maintain a minimum balance during the notice period or reallocate his investment among the Portfolios to avoid involuntary redemption.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a completed account application with a certified Taxpayer Identification Number has not been received. See "Taxes." In addition, if a customer sends a check for the purchase of Fund shares, and those shares are redeemed before the check has cleared, the transmittal of redemption proceeds may be delayed until 15 days after the check used to purchase the shares has been deposited by the Fund.

         Each of the Portfolios of the Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the Investment Company Act of 1940 may permit.

329543.1
                                                       -42-

                               EXCHANGE OF SHARES

         An investor may, without cost, exchange shares from any of the Portfolios of the Fund into any other Portfolio of the Fund, subject to the $100,000 minimum initial investment requirement per Portfolio and the maintenance of the suggested minimum balance of $50,000. See "Purchase of Shares." Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one Portfolio and purchases of another Portfolio; and the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges. An exchange pursuant to this exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. See "Purchase of Shares" and "Redemption of Shares."

329543.1
                                                       -43-

                           DIVIDENDS AND DISTRIBUTIONS

         Net investment income is declared as dividends daily and paid monthly; however, if an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. Substantially all the realized net capital gains for the Portfolios, if any, are declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

         Dividends of each Portfolio are automatically reinvested in additional Portfolio shares unless the shareholder has elected to have them paid in cash.

         The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of the Money Market Portfolios earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. Shares of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio earn dividends on the business day their redemption is effective but not on the business day their purchase is effective. See "Purchase of Shares" and "Redemption of Shares."

329543.1
                                                       -44-

                                 NET ASSET VALUE

         Net asset value per share for each of the Portfolios is determined by subtracting from the value of the Portfolio's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio value all portfolio securities by the amortized cost method in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method attempts to maintain a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. See "Net Asset Value" in the Statement of Additional Information.

         In the case of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio, the value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions. High quality securities with effective maturities of one year or less generally will be valued by the amortized cost method.

         Each of the Portfolios computes its net asset value once daily on Monday through Friday, except that the net asset value may not be computed for a Portfolio on a day in which no orders to purchase, sell or redeem Portfolio shares have been received or on the holidays listed under "Net Asset Value" in the Statement of Additional Information. The Portfolios compute net asset value as follows: the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio, 12:00 noon New York time; the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio, 4:00 p.m. New York time.

329543.1
                                                       -45-

                       YIELD AND TOTAL RETURN INFORMATION

         The Portfolios may from time to time include yield, effective yield and total return information in advertisements or reports to shareholders or prospective investors. The "yield" of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). The Limited Term Portfolio and Tax Exempt Limited Term Portfolio yield refers to income generated by an investment in these Portfolios over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio is required to be included in any advertisement containing the yield of any of these non-money market funds. Total return is the average annual total return for the period which began at the inception of the Portfolio and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. For a description of the methods used to calculate total return, see the Fund's Statement of Additional Information. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns.

         All or substantially all of the dividends paid by the U.S. Treasury Money Market Portfolio represent a pass-through of income received on the Portfolio's direct investment in U.S. Treasury obligations, and, as a result, will not be subject to state and local income taxation in many states. The U.S. Treasury Money Market Portfolio may, from time to time, advertise a tax equivalent yield. The tax equivalent yield is a comparison of the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in obligations that are exempt from state and local income taxes, based upon the applicable state's or municipality's highest marginal rate. The Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio may also advertise tax equivalent yield. Tax equivalent yield for the Tax Exempt Money Market and Tax Exempt Limited Term Portfolios is a comparison of the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in obligations that are exempt from federal income taxes. Tax equivalent yield for the Tax Exempt Money Market and Tax Exempt Limited Term Portfolios is calculated by applying the stated federal income tax rate to only the net investment income exempt from federal income taxation. For a description of the methods used to calculate the Portfolios' tax equivalent yield, see the Fund's Statement of Additional Information.

329543.1
                                                       -46-

                           DESCRIPTION OF COMMON STOCK

         The Fund was incorporated in Maryland on August 17, 1987. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into six series, one for each of the Portfolios. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.


329543.1
                                                       -47-

                                DISTRIBUTION PLAN

         The Fund has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule") for each Portfolio of the Fund. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. There are no fees or expenses chargeable to the Fund under the Plans and the Fund's Board of Directors has adopted the Plans in case certain expenses of the Fund might be considered to constitute indirect payment by the Fund of distribution expenses. If a payment of advisory fees by the Fund to the Advisor should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plans.

         The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Fund's shares. The Advisor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor for any fiscal year under the Advisory Agreement in effect for the year.

         The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Advisor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Advisor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Although there are no fees or expenses chargeable to the Fund under the Plans, for the fiscal year ended October 31, 1994, the Advisor made payments under each Plan to or on behalf of Participating Organizations in amounts of $180,784, $146,734 and $153,613 with regard to the U.S. Treasury Money Market Portfolio, the Tax Exempt Money Market Portfolio and the Domestic Prime Money Market Portfolio, respectively (representing .10%, .10% and .10% of the average daily net assets of each of those Portfolios). Although these payments were not made by the Fund, each may be deemed an indirect payment by the Fund.

329543.1
                                                       -48-

                                                       TAXES

         The Fund has elected to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income taxes on the investment company taxable income and long-term capital gains that it distributes to its shareholders, provided that at least 90% of its investment company taxable income and at least 90% of its tax exempt net interest income for the taxable year is distributed. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income and tax exempt net interest income. Each Portfolio will be treated as a separate corporation and generally will have to comply with the qualification and other requirements applicable to regulated investment companies without regard to other Portfolios. If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to it at corporate rates and no distribution will qualify as tax exempt.

         The Fund has adopted a policy of declaring dividends daily in an amount based on its net investment income. The amount of each daily dividend may differ from actual net investment income calculated in accordance with federal income tax principles. Dividend distributions generally will be made on the twentieth day of each month. Dividends paid from taxable income and distributions of any realized short term capital gains (whether from tax exempt or taxable obligations) are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Dividends paid from taxable income by a Portfolio on December 31 will be treated as received by shareholders on such date (and subject to tax in the shareholder's tax year in which such date occurs) for federal income tax purposes, notwithstanding actual receipt of the dividend after December 31. Distributions of net realized capital gains after utilization of capital loss carryforwards, if any, are made in October and, if necessary to meet applicable distribution requirements, shortly after October 31, the Portfolios' fiscal year end. Investors in each Portfolio can receive distributions in cash or have them reinvested in additional shares of the Portfolio. Distributions paid by the Portfolios (including distributions of tax exempt interest) may result in a liability (or increased liability) under the alternative minimum tax.

         Distributions of tax exempt income are not subject to regular federal income taxes, but may be subject to the alternative minimum tax. While shares of the Fund are sold primarily to corporations and other institutional investors, the Advisor has reserved the right to accept subscriptions for Fund shares from individuals. Distributions derived from interest on certain private activity bonds that are exempt from regular federal income tax are specifically treated as tax preference items and may subject individual or corporate shareholders to liability (or increased liability) under the alternative minimum tax. However, at least 80% of the net assets of the Tax Exempt Money Market Portfolio and Tax Exempt Limited Term Portfolio will be invested in municipal obligations, the interest income on which is not treated as a tax preference item under the alternative minimum tax. Because 75% of the difference between adjusted current earnings (including, generally, tax exempt income), and alternative minimum taxable income (determined without regard to this item) is an addition to the corporate

329543.1
                                                       -49-
alternative minimum tax base, all distributions derived from interest that is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to, or increase their liability under, the alternative minimum tax. Certain tax exempt interest is also included in the tax base for the additional corporate minimum tax imposed by the Superfund Amendments and Reauthorization Act of 1986 and, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax exempt interest. For social security recipients, interest on tax exempt bonds, including tax exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income.

         With respect to variable rate demand instruments and participation certificates, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for federal income tax purposes as the owner thereof and the interest on the underlying tax exempt obligations will be tax exempt to the Fund. Counsel has pointed out that the IRS has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

         If the Fund acquires debt instruments that were originally issued at a discount, e.g., zero coupon bonds, it will be required to include annually in gross income or, in the case of tax exempt instruments issued at a discount, in tax exempt income, a portion of the "original issue discount" that accrues over the term of the obligation regardless of whether the income is received by the Fund, and to make distributions accordingly. To insure that the Fund has sufficient cash to meet this distribution requirement, the Fund may borrow funds on a short-term basis or sell certain investments. Since a substantial percentage of the Fund's dividends is expected to be reinvested and dividends that are declared and automatically reinvested satisfy the distribution requirement, the Fund expects to satisfy the distribution requirement even if it owns obligations with original issue discount. Shareholders will realize taxable income on the automatic reinvestment of dividends that are attributable to original issue discount on taxable obligations.

         The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to shareholders in addition to the proceeds from the redemption of Portfolio shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund. Corporate investors are not subject to this requirement.

         The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Connecticut and Maryland tax regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

         Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from

329543.1
                                                       -50-
their treatment under the federal income tax laws. Shareholders should consult with their own tax advisors with respect to any state or local taxes. In addition, shareholders should review with their tax advisors the state and local income tax consequences of the Fund's investing in certain investments issued by agencies and instrumentalities of the U.S. Government and in repurchase and reverse repurchase agreements and of the Fund's engaging in securities loans.

         With respect to the U.S. Treasury Money Market Portfolio, states generally provide for a pass-through of the state and local income tax exemption afforded under federal law to direct owners of U.S. Government obligations, subject to such Portfolio's compliance with certain state notice and investment threshold requirements. It is expected that dividends from the U.S. Treasury Money Market Portfolio that are derived from interest earned on U.S. Government obligations generally will be treated for state and local income tax purposes as if the investor directly owned a proportionate share of the U.S. Government obligations held by that Portfolio. Therefore, since the income on U.S. Government obligations in which the U.S. Treasury Money Market Portfolio invests is exempt from state and local income taxes under federal law, dividends paid by that Portfolio that are derived from such interest will also be free from state income taxes. To the extent required by applicable state laws and within any applicable time period following the end of the Fund's taxable year, the Fund intends to send each shareholder a tax information notice describing the federal and state income tax status of dividends paid to investors for the prior tax year.

         The exemption from state and local income taxation, if available, does not preclude states from assessing other taxes, such as personal property taxes and estate and inheritance taxes, on the value of an investor's shares in the U.S. Treasury Money Market Portfolio. In addition, states may impose taxes on capital gains distributed by such Portfolio and may include the value of Portfolio shares and the income attributable thereto in the measure of state or municipal franchise taxes imposed on a corporate investor's privilege of doing business in the state or municipality. Shareholders are urged to contact their tax advisors regarding the state and local tax treatment of ownership of shares in the U.S. Treasury Money Market Portfolio and of dividends received from the Portfolio.

         The Code imposes a nondeductible 4% excise tax on a Portfolio unless it meets certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not have any material impact on a Portfolio.

         Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that any Portfolio will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

         For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss) if any, are taxable as net capital gains regardless of the length of time shareholders have owned their shares. The Tax Reform Act

329543.1
                                                       -51-
of 1986 eliminated the preferential treatment previously available for net capital gains. However, the Revenue Reconciliation Act of 1990 restored, in limited circumstances, a preferential tax rate for net capital gains. Distributions attributable to short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income. Generally, on the sale or exchange of obligations held for more than one year, gain realized by a Portfolio that is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends. Gain on the disposition of a tax-exempt bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after a Portfolio taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the shareholder holds an offsetting position) then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

         All taxable dividends from investment company taxable income are taxable as ordinary income. It is not expected that any income distributions from the Portfolios will qualify for the dividends received deduction for corporations.

         The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates or trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly offered regulated investment companies. The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio currently qualify and expect to continue to qualify as publicly-offered regulated investment companies; it is expected that the remaining Portfolios will qualify as publicly-offered regulated investment companies when activated.

         In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to federal tax if not registered, and the Court further held that there is no constitutional prohibition against the federal government's taxing the interest earned on municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control municipal bonds and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of interest earned on municipal bonds in accordance with Section 103 of the Code.

         The federal, state and local income tax rules that apply to the Fund and its shareholders have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse effect on the Fund and its investors for federal and/or state and local income tax purposes. Investors in

329543.1
                                                       -52-
the Fund should consult their tax advisors about the federal, state and local tax consequences of an investment in the Fund in light of their own individual circumstances.


329543.1
                                                       -53-

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

         Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540 is custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Furman Selz Incorporated, the Fund's Administrator, also acts as the Fund's transfer and dividend agent.




329543.1
                                                       -54-